Confidential Treatment Requested
redactions marked with
'***'

Exhibit 10.19

Asset Transfer Agreement

between

Kunming Television Station

and

Kunming Taishi Information Cartoon Co., Ltd.

August 2008

Table of Contents

This Asset Transfer Agreement (**Agreement**) is entered into on August 2008 in Kunming, Yunnan Province, People's Republic of China (**PRC**)

by and between

(1) **Kunming Television Station (Transferor)**, a PRC television station with its registered address at No. 198, Danxia Avenue, Kunming City, Yunnan Province, PRC

and

(2) **Kunming Taishi Information Cartoon Co., Ltd. (Transferee)**, a company established under PRC Law (as defined below) with its registered address at Zhaoshang Plaza, Kunming High-tech Industry Development Zone, PRC

(Individually a **Party** and collectively the **Parties**).

WHEREAS

The Transferor desires to sell to the Transferee, and the Transferee agrees to purchase from the Transferor, the assets of Transferor related to the operation of Business (as defined below).

NOW, THEREFORE, the Parties have agreed as follows:

Article 1 Definitions and Interpretations

1.1 **Definitions.** Unless otherwise stipulated herein, the following terms shall have the meaning set forth below:

Assets	means any assets transferred by the Transferor to the Transferee as set forth in Appendix ;
Business	means the advertising business that is operated by Transferor;
Business Contracts	means the agreements that relate to the Business;
Force Majeure	any earthquake, storm, fire, flood, war, changes to the relevant state and administrative laws or regulations and policies, or any other significant event of natural or human-caused disaster arising after the signing

	hereof which is unforeseen, unavoidable and not possible to overcome, and is beyond the control of any Party, and prevents the total or partial performance of this Agreement by any Party;
Government Authority	the competent government departments and authorities of the jurisdictions where the Assets are located;
PRC Law	all laws and legislation of the PRC that are in effect, including laws, regulations, decrees and orders of government agencies and other documents of a legislative, administrative or judicial nature;
RMB	Renminbi, the legal currency of the PRC;
Tax	all forms of taxation, including, without limitation, enterprise income tax, business tax, value-added tax, stamp duty and individual income tax levied by the PRC tax authorities pursuant to PRC Law, as well as any penalty, surcharge or fine in connection therewith;
Trade Secret	any information relating to this Agreement, the Transferor or the Transferee, including, without limitation, any information regarding costs, technologies, financial contracts, future business plans and any other information deemed by the Parties to be confidential, and which is unknown by the public, has practical value and is of economic benefit to the Parties; and
Transaction Documents	all documents that are required to be signing under PRC Law in order to complete the transactions contemplated under this Agreement.
Working Day	any business day of commercial banks in the territory of the PRC.

1.2 **Headings.** All headings used herein are for reference purposes only and do not affect the meaning or interpretation of any provision hereof.

1.3 **Appendices.** Any reference herein to an Article or Appendix is to an article or appendix of this Agreement.

1.4 **Other References.** Unless otherwise indicated, a reference herein to a day, month or year is to a calendar day, month or year.

Article 2 Sale and Purchase

2.1 **Assets Appraisal.** The Transferor shall, at its sole expense, hire a qualified appraisal agent to conduct the appraisal on the Assets. Such appraisal shall be completed no later than 1 March 2008 by the Transferor.

2.2 **Purchase Price.** There are no encumbrances on the Assets that the Transferor shall sell to the Transferee. The consideration of such Assets transfer shall be in total amount of RMB 150 million in cash (**Purchase Price**).

2.3 **Assets Transfer.**

2.3.1 The Assets shall be subject to a one-time transfer.

2.3.2 The Transferor shall assist the Transferee in obtaining any and all prior approvals, consents and (or) certificates, and shall make any and all filings necessary for the transfer of Assets under PRC Law, which shall include without limitation the approvals from or filings with the relevant state-owned assets administration authorities, commerce departments, administrative departments for industry and commerce and foreign exchange administrative departments.

2.4 **Payment Method.**

2.4.1 **Initial Payment and Conditions.**

As the consideration for the Assets transfer, the Transferee shall pay 50% of Purchase Price within 30 working days of the date of the satisfaction, or waiver by the Transferee in writing, of the following conditions:

2.4.1.1 all initial contributed assets have been fully

transferred by the Transferor to the Transferee in accordance with the relevant agreements;

2.4.1.2 the advertising company (**Advertising Co**), jointly established by the Transferor and the affiliate of Transferee, has been incorporated;

2.4.1.3 the exclusive cooperation agreement, satisfactory to the Parties in both substance and form, has been executed by the Transferor and the Transferee;

2.4.1.4 the exclusive service agreement, satisfactory to the Parties in both substance and form, has been executed by the Advertising Co and the Transferee; and

2.4.1.5 the Transferor undertakes not to -

(a) create or permit to arise any lien, encumbrance, pledge, mortgage or any security or other third party right or interest on or in respect of any of the Assets or grant or issue, or agree to grant or issue, any guarantee;

(b) enter into any transaction or arrangement with respect to the Assets;

(c) enter into any agreements or materially modify or terminate any agreements related to the Business; or depart from the ordinary course of Transferor or the Transferee's daily business operations in any form;

(d) increase or agree to increase the remuneration (including bonuses, commissions and benefits in kind) of any of the members of the board of directors or employees of the Transferee, or provide or agree to provide any gratuitous payment or benefit to any such person or any of their dependents; and

(e) enter into any agreement or arrangement to, or grant any power of attorney or otherwise

authorize any other person to do any of the above.

2.4.1.6 the Transferor and the Transferee shall jointly endeavor to obtain any and all necessary governmental consent, permit or authorization in relation to the execution, delivery or implementation hereof, or to make any and all necessary applications for, filing and registration with government agencies.

2.4.1.7 any other conditions agreed upon by the Parties in the Transaction Documents.

2.4.2 **Remaining Purchase Price Payment.**

The remaining balance of the Purchase Price shall be paid within 350 days of the initial payment, and shall occur subject to the satisfaction, or waiver by the Transferee in writing, of the following conditions:

2.4.2.1 the Transferor shall, at its sole expense, ensure that any applicable annual inspection and (or) renewal of governmental authorizations are duly and timely made, and all governmental authorizations remain in full force and effect in accordance with the terms of the exclusive cooperation agreement and exclusive service agreement;

2.4.2.2 the Transferor shall use its best efforts to ensure that the Transferee and Advertising Co obtain the governmental authorizations necessary for the operation of the Business;

2.4.2.3 the Transferor agrees to use its best commercial efforts to continue operating the Business; and

2.4.2.4 all other conditions that are agreed to by the Parties in the Transaction Documents.

2.5 **Offset Right.** Notwithstanding any provisions to the contrary, if the Transferor shall pay the Transferee the damage penalty for breach of contract in accordance with the provisions of Article 7 of this Agreement, the Transferee shall have the right to offset the Purchase

Price by the damage penalty for breach of contract.

The Transferee has the right to deduct any amounts paid pursuant to the Assets transfer, provided that the deduction shall be consistent with the due payment of the Transferor. However, the transferee shall not have the right of offset in the event of late payment of the Purchase Price.

2.6 **Continuous Transfer of Assets.** Upon the expiry of 2 years from the date of establishment of the Transferee, the Transferor will continuously transfer assets to the Transferee and the Transferee shall continuously purchase such assets, provided that such purchased assets are necessary for the operational activities of the Transferee and that such purchases are in accordance with the Asset Transfer Agreement concluded separately by the Parties.

Article 3 Assets to be Transferred

3.1 **Ownership.** The ownership of and title to the Assets to be transferred shall pass to the Transferee upon delivery of the Assets to be Transferred in accordance with Article 3.2 and the full payment of the consideration therefor by Party B.

3.2 **Delivery and Acceptance.** Unless otherwise stipulated by law or agreed by the Parties, the Transferor shall, at its own expense, deliver the Assets to be transferred to the Transferee at the location, at any time and in the manner specified by the Transferee in writing. The delivery shall not be deemed to have occurred until Transferee has reviewed and accepted, at its sole discretion, the Assets, and the Parties have fulfilled the formalities in respect of delivery and acceptance thereof.

3.3 **Use.** The Transferor is entitled to continue using the Assets for the purpose of the Business for no consideration other than liability for loss or damage (if any), in accordance with Article 3.4.

3.4 **Maintenance.** Until the Assets are delivered to the Transferee, the Transferor shall be responsible for the custody and maintenance of the Assets.

Article 4 Transferor's Representations and Warranties

4.1 **Ownership of Assets.** The Transferor shall ensure that the Assets are free of any encumbrances, and the Transferor is entitled to freely dispose of the Assets.

4.2 **Condition of Assets.** The Assets are in good and serviceable condition (subject to normal wear and tear where applicable) and are generally suitable for their intended purposes.

4.3 **Intellectual Property Right**. The Assets are not in the situation of infringing upon the intellectual property rights and legal rights of any third person.

4.4 **Necessary Assets.** The Assets as listed in Appendix represent the Assets necessary for the operation or promotion of the Business.

4.5 **Disputes.** The Transferor is not aware of any pending or threatened civil or criminal claims, prosecutions, lawsuits, investigations or other proceedings against the Transferor, which may affect this Agreement; nor is the Transferor aware of any contractual provisions or executable court rulings or injunctions that may be binding upon or affect the Transferor' property and that may affect this Agreement, including any intellectual property; the Transferor' execution and performance of this Agreement, and the Transferee's implementation or exercise of any right under this Agreement, does not violate any mortgage rights, contracts, rulings, decrees or laws that are binding upon the Transferor or the Parties' assets.

4.6 **Others.**

The Transferor has obtained any and all written approvals of any third party for the execution, delivery and performance of this Agreement and said transactions set forth in this Agreement.

Article 5 Transferor's Undertaking

5.1 **Reasonable Assistance.** The Transferor will provide such assistance as may be requested by the Transferee from time to time.

5.2 **Registration.** If the transfer of any assets must be registered with a Government Authority, the Transferor shall submit to such Government Authority all the registration documents and take all reasonable actions needed for such transfer before the delivery.

5.3 **Indemnity.** The Transferor shall indemnify the Transferee against any and all damages and losses sustained by the Transferee that result from any third party action against any or all of the Transferor or the Transferee which result or arise from any activities involving any of the Transferors that occurred prior to or on the delivery.

Article 6 Mutual Representations and Warranties

The Transferor represents and warrants to the Transferee, and the Transferee represents and warrants to the Transferor the following:

6.1 It is an independent legal entity formally established at its place of incorporation, and has obtained all government approvals and registrations necessary for its existence, which approvals and registrations are continuing and effective and it has sufficient authority to conduct its business in accordance with its business license, approval certificate, articles of association or similar corporate documents.

6.2 It is fully authorized to sign this Agreement and to fulfill its obligations hereunder.

6.3 Its signing of this Agreement and performance of any of its obligations hereunder will not violate:

6.3.1 its business license, business registration, articles of association or similar corporate documents;

6.3.2 any applicable laws or regulations, or the conditions attached to any authorization or approval granted by any governmental agency or body; and

6.3.3 any other agreement which is binding on it.

6.4 There is no lawsuit, arbitration or other legal or government procedure pending or threatened against it which, based on its knowledge, could affect this Agreement.

6.5 It has disclosed to the other Party all documents issued by any government authority that might have a material adverse effect on the performance of its obligations under this Agreement.

6.6 It is not the subject of any liquidation or dissolution proceedings.

6.7 It has neither been declared bankrupt by a court of competent jurisdiction nor entered into any bankruptcy proceedings.

Article 7 Liability for Breach

7.1 **Events.** The occurrence of 1 or both of the following events shall constitute a breach of this Agreement:

7.1.1 any of the Parties has materially breached the terms hereof or has failed to perform in any material respect its obligations hereunder, and such breach or nonperformance has not been remedied for a period of 10 days after receipt of any other Party's written notice requesting such remedy; and

7.1.2 any representation or warranty made by any of the Parties herein shall prove to have been false or misleading in any material respect.

7.2 **Transferor Breach**. Where the Transferor commits a breach of this Agreement, the Transferor shall be liable to compensate the Transferee for any and all damages caused to it as a result of the breach.

7.3 **Transferee Breach**. Where the Transferee commits a breach of this Agreement, it shall be liable to compensate the Transferor for any and all damages caused to them as a result of the breach.

Article 8 Force Majeure

8.1 **Consultation.** In the event of Force Majeure, the Parties shall promptly consult with each other to find a solution to the situation.

8.2 **Exemption.** Should the occurrence of a Force Majeure result in any Party's failure to perform its obligations under this Agreement in whole or in part, that Party may, unless otherwise stipulated by law, be exempted from performing those obligations to the extent of the effect of the Force Majeure in question.

8.3 **Best Efforts.** Subject to this Article8, the Party affected by Force Majeure may suspend the performance of its obligations under this Agreement to the extent and for the duration thereof until the effect of the Force Majeure no longer operates. However, that Party shall exert its best efforts to remove any impediments resulting from the Force Majeure and to minimize to the greatest possible extent any damages incurred. With the agreement of the Parties, the term of this

Agreement shall be extended by the period of such suspension without penalty to any Party.

8.4 **Written Evidence.** The Party claiming Force Majeure shall, as soon as possible after the occurrence of the Force Majeure, inform the other Parties of the situation and specify the reason for its failure to perform this Agreement, so as to minimize the damages inflicted upon the other Parties, and shall provide the other Parties with written evidence, certified by the relevant government authority, of the occurrence of the Force Majeure.

8.5 **Non-Exemption.** A Party shall not be exempted from performing its obligations under this Agreement where Force Majeure occurs following the delay by that Party to perform such obligations.

8.6 **Termination.** If Force Majeure prevails for a period of 30 days or more and has a material adverse effect on this Agreement, this Agreement may be terminated in accordance with Article 9.1.3.

Article 9 Termination

9.1 **Conditions of Termination.** This Agreement may only be terminated as listed below, namely:

9.1.1 by the Transferee if the Transferor, and by the Transferor if the Transferee, commits a material breach of this Agreement which it fails to remedy within 30 days after the receipt of written notice from the non-breaching Party requesting such remedy;

9.1.2 by the Transferee if the Transferor, and by the Transferor if the Transferee, becomes insolvent or declares bankruptcy;

9.1.3 by the Transferee delivering written notice to the Transferor if Force Majeure prevails against the Transferor, and by the Transferor delivering written notice to the Transferee if Force Majeure prevails against the Transferee, in accordance with Article 8.6; or

9.1.4 by the Transferee if the Transferor, and by the Transferor if the Transferee, expressly states or by its conduct indicates that it will not discharge any of its obligations hereunder.

9.2 **Effect of Termination.** The termination of this Agreement shall not affect any rights and obligations which have accrued prior to the

termination; provided, however, that nothing herein shall relieve any Party of any liability for any actions that occur before the termination of this Agreement.

9.3 **Termination of the Relevant Agreement.** In the event of the termination hereof for any reason, the Exclusive Cooperation Agreement concluded by the Parties on [•] shall be terminated accordingly.

Article 10 Confidentiality

10.1 **Non Disclosure.** From the date hereof until 5 years hereafter, the Transferor shall not disclose or communicate to any person, other than to employees of the Parties and their respective affiliates for the sole purpose of implementing the transactions contemplated hereunder or as instructed by the Transferee, any Trade Secret which may be within or may come into their knowledge.

10.2 **Breach of Obligations.** The Parties shall take all necessary measures (including the signing of confidentiality agreements) to ensure that their respective directors, employees, agents, contractors, suppliers and advisors also comply with the confidentiality obligations set forth in this Chapter, and shall arrange for the summary dismissal of any such person who breaches these obligations.

10.3 **Exceptions.** The disclosure of any Trade Secret by any Party shall not be deemed to be in breach of this Article if any of the following circumstances apply:

10.3.1 the information is in the public domain at the time of disclosure;

10.3.2 the information is disclosed pursuant to the prior written agreement of the Parties;

10.3.3 the information is required by any government authority or law to which a Party, or its affiliate is subject; or

10.3.4 the information is provided to any director, employee, agent, contractor, supplier or advisor of an affiliate in the ordinary course of business pursuant to the prior written agreement of the Parties.

Article 11 Governing Law and Dispute Resolution

11.1 **Governing Law.** This Agreement shall be governed by PRC Law. Where PRC Law is silent on a particular matter relating to this Agreement, reference shall be made to international commercial practice.

11.2 **Dispute Resolution.**

11.2.1 If any dispute arises in connection with this Agreement, the Parties shall attempt in the first instance to resolve such dispute through friendly consultation or mediation.

11.2.2 If the dispute cannot be resolved in the above manner within thirty (30) days after the commencement of consultations, either Party may submit the dispute to arbitration as follows:

11.2.2.1 all disputes arising out of or in connection with this Agreement shall be submitted to China International Economic and Trade Arbitration Commission which shall be conducted by three (3) arbitrators in Beijing in accordance with the Commission's arbitration rules; and

11.2.2.2 the arbitration shall be conducted in the Chinese language, with the arbitral award being final and binding upon the Parties. The cost of arbitration shall be allocated as determined by the arbitrators.

11.2.3 when any dispute is submitted to arbitration the Parties shall continue to perform this Agreement.

Article 12 Notices

12.1 **Notice.** All notices and communications between the Parties shall be made in writing and in the English and/or Chinese language by facsimile transmission, delivery in person (including courier service) or registered mail to the addresses set forth below:

If to Transferor : Kunming Television Station

Address : No. 198, Danxia Avenue, Kunming City, Yunnan Province;
Tel : 0871- 5392918

Fax : 0871- 5392918
Attn : Mr. Yongping LV

If to Transferee : Kunming Taishi Information Cartoon Co., Ltd.

Address : **Zhaoshang Plaza, Kunming High-tech Industry Development Zone, PRC**
Tel :
Fax :
Attn : Ms. Yinghua Luo

12.2 **Time of Receipt.** The time of receipt of the notice or communication shall be deemed to be:

12.2.1 the time set forth in the transmission journal, in the case of a facsimile transmission, unless such facsimile transmission is sent after 5:00 p.m., in which event the date of receipt shall be deemed to be the following business day in the place of receipt;

12.2.2 the time of signing of a receipt by the receiving Party in the case of delivery in person (including courier service); and

12.2.3 7 days from that shown on the official postal receipt, in the case of registered mail.

Article 13 Miscellaneous

13.1 **Entire Agreement.** This Agreement represents the full agreement of the Parties as to the subject matter hereof.

13.2 **Amendment.** This Agreement can only be modified, altered or supplemented through written agreements signed by the Parties.

13.3 **No Waiver.** Unless otherwise provided by the PRC Law or agreed by the Parties, any failure or delay on the part of any Party to exercise any right under this Agreement shall not operate as a waiver thereof.

13.4 **Severability.** The invalidity of any provision of this Agreement shall not affect the validity of any other provision of this Agreement which is unrelated to that provision.

13.5 **Language.** This Agreement has been prepared in Chinese in 6 sets of originals. Each Party shall hold 3 set of original.

13.6 **No Agency.** The status of the Parties under this Agreement shall be that of independent contractors, and no Party has the right to make commitments for or on behalf of the other Party.

13.7 **Tax.** The Parties shall be responsible for its own tax obligations incurred in connection with this Agreement.

13.8 **Expenses.** Unless otherwise specified, each Party shall bear its own expenses incurred in preparing and performing this Agreement.

13.9 **Further Assurance.** Upon the request of any Party, the Parties shall execute such documents and do such things as are reasonably necessary to give effect to the transactions contemplated herein. If approvals from Government Authorities are required for any transactions contemplated herein, the Transferor shall use its best endeavors to obtain such approvals.

13.10 **Taking Effect.** This Agreement shall be effective upon signing by the Parties' authorized representatives and shall be affixed with their respective company seals.

[The space below is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have arranged for this Agreement to be signed by their duly authorized representatives on the date first indicated above.

For and on behalf of
Kunming Television Station

Signature : ________________

Name :

Title :

Company Seal :

For and on behalf of
Kunming Taishi Information Cartoon Co., Ltd.

Signature : ________________

Name :

Title :

Company Seal :

Appendix I

List of Assets

List of Transferred Assets

Assets owner: Kunming TV Station

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
1	3	心想事成	Arts & entertainment	5	60	300	
2	4	爱的证明	Arts & entertainment	11	60	660	
3	5	晚会	Arts & entertainment	17	60	1020	
4	6	生活娱乐	Arts & entertainment	1	90	90	
5	7	欢乐2000	Arts & entertainment	30	60	1800	
6	8	天天点歌台	Arts & entertainment	1	20	20	
7	9	苏李歌迷会	Arts & entertainment	1	60	60	
8	10	锦绣中华	Arts & entertainment	1	30	30	
9	11	飘柔之星	Arts & entertainment	1	60	60	
10	12	晚会素材小品	Arts & entertainment	3	60	180	
11	13	赵本山小品专辑	Arts & entertainment	1	60	60	
12	14	98世界模特精英选拔	Arts & entertainment	1	60	60	
13	15	魔幻一刻	Arts & entertainment	28	30	840	
14	16	宽温带季风	Arts & entertainment	42	30	1260	
15	17	中外优秀MTV	Arts & entertainment	21	60	1260	
16	18	资料	Arts & entertainment	10	20	200	
17	20	服装节	Arts & entertainment	2	60	120	
18	21	入海丰碑	Arts & entertainment	1	60	60	
19	22	太阳神民族展演赛	Arts & entertainment	2	60	120	
20	23	中国艺术节预演、中国艺术节开幕式	Arts & entertainment	8	60	480	
21	24	走向民运会	Arts & entertainment	1	60	60	
22	25	文体纵横	Arts & entertainment	1	60	60	
23	26	市庆祝毛泽东诞辰一百周年晚会	Arts & entertainment	2	60	120	
24	27	ENYA新大陆	Arts & entertainment	2	60	120	
25	28	ENYA新大陆	Arts & entertainment	1	20	20	
26	29	胡里奥	Arts & entertainment	1	50	50	
27	30	麦多朗	Arts & entertainment	1	60	60	
28	31	华影巨献	Arts & entertainment	1	60	60	
29	32	歌坛小子高枫	Arts & entertainment	1	60	60	
30	33	港台歌曲精选	Arts & entertainment	1	60	60	
31	34	周华健专辑	Arts & entertainment	1	60	60	
32	35	中国摇滚	Arts & entertainment	1	60	60	
33	36	电视金曲	Arts & entertainment	1	60	60	
34	39	现场直播综艺大观特别节目	Arts & entertainment	3	60	180	
35	40	高原娃娃	Arts & entertainment	1	60	60	
36	41	文艺欣赏	Arts & entertainment	2	60	120	
37	42	农垦小品	Arts & entertainment	7	60	420	
38	43	电视剧场"中华之声"文艺晚会	Arts & entertainment	1	60	60	
39	44	旋转舞台情暖人间	Arts & entertainment	1	60	60	
40	45	人人杯歌手选拔赛	Arts & entertainment	5	60	300	
41	46	祝贺西宁台节目	Arts & entertainment	1	30	30	
42	47	哈尼歌舞	Arts & entertainment	1	60	60	
43	48	沧洱曲	Arts & entertainment	1	60	60	
44	49	电视小品	Arts & entertainment	2	30	60	
45	50	迎春音乐小品晚会	Arts & entertainment	2	60	120	
46	51	艺海浪花	Arts & entertainment	6	60	360	
47	52	云南首届艺术节民族艺术表演	Arts & entertainment	1	30	30	
48	53	激光歌会	Arts & entertainment	1	60	60	
49	54	电视小品生财之道	Arts & entertainment	1	30	30	
50	55	单、双、三人舞蹈	Arts & entertainment	12	60	720	
51	56	世界模特儿大赛	Arts & entertainment	1	60	60	
52	57	奥斯卡颁奖大会	Arts & entertainment	2	60	120	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
53	58	黎姬高林生演唱会	Arts & entertainment	1	60	60	
54	59	丹佛落基山歌唱团演出	Arts & entertainment	1	60	60	
55	60	当代青年歌唱团演出	Arts & entertainment	1	60	60	
56	61	费翔演唱会	Arts & entertainment	1	60	60	
57	62	马思聪作品音乐会	Arts & entertainment	1	60	60	
58	63	苏联歌曲	Arts & entertainment	1	60	60	
59	64	电视卡拉OK	Arts & entertainment	1	60	60	
60	65	民族乐器音乐会	Arts & entertainment	1	60	60	
61	66	八一歌舞	Arts & entertainment	2	60	120	
62	67	漫步音响世界	Arts & entertainment	1	60	60	
63	68	金龙杯全国歌手邀请赛	Arts & entertainment	1	60	60	
64	69	郑律成作品音乐会	Arts & entertainment	1	60	60	
65	70	音乐带	Arts & entertainment	2	60	120	
66	71	舞的狂澜，王莎莎来访记	Arts & entertainment	1	60	60	
67	72	麦当娜 高胜美	Arts & entertainment	1	60	60	
68	73	女声独唱	Arts & entertainment	1	60	60	
69	74	建党70周年七一节目	Arts & entertainment	1	60	60	
70	75	93春城之夏礼仪时装演展	Arts & entertainment	1	60	60	
71	76	歌舞集锦	Arts & entertainment	1	60	60	
72	77	长征路上谱新篇	Arts & entertainment	1	60	60	
73	78	心弦集	Arts & entertainment	1	60	60	
74	79	台湾童谣	Arts & entertainment	1	60	60	
75	80	明星大反串	Arts & entertainment	1	60	60	
76	81	中外歌星大联唱--为了明天	Arts & entertainment	1	60	60	
77	82	青春艺术节文艺晚会	Arts & entertainment	2	60	120	
78	83	九州综艺	Arts & entertainment	1	60	60	
79	84	大连之夏	Arts & entertainment	2	60	120	
80	85	九五纪念反法西斯文艺晚会	Arts & entertainment	2	60	120	
81	86	滇池美	Arts & entertainment	1	60	60	
82	87	哈尔滨之夏音乐会	Arts & entertainment	1	60	60	
83	88	少儿舞蹈	Arts & entertainment	1	60	60	
84	89	文化部赈灾义演	Arts & entertainment	4	60	240	
85	90	我们是朋友	Arts & entertainment	2	60	120	
86	91	"八一"军民歌咏联欢时况	Arts & entertainment	2	60	120	
87	92	"百灵声"联欢晚会	Arts & entertainment	2	60	120	
88	93	东方之声音乐会	Arts & entertainment	2	60	120	
89	94	天鹅湖	Arts & entertainment	3	60	180	
90	95	北京春节大联欢	Arts & entertainment	3	60	180	
91	96	第八届电视"金鹰奖"颁奖晚会	Arts & entertainment	2	60	120	
92	97	郭富城演唱会	Arts & entertainment	2	60	120	
93	98	扬起风帆联欢会	Arts & entertainment	1	60	60	
94	99	86年世界选美大赛	Arts & entertainment	1	60	60	
95	100	昆明市科技工作者演讲竞赛	Arts & entertainment	2	60	120	
96	101	昆明市家庭优生优育优教知识竞赛	Arts & entertainment	2	60	120	
97	102	大型世界电影精彩片段欣赏	Arts & entertainment	31	60	1860	
98	103	世界名模时装表演精萃	Arts & entertainment	2	60	120	
99	104	歌舞	Arts & entertainment	2	60	120	
100	105	第五届民运会开幕式	Arts & entertainment	2	60	120	
101	106	音乐时空	Arts & entertainment	1	20	20	
102	107	禁毒晚会	Arts & entertainment	2	60	120	
103	109	昆明市2002年新年音乐会	Arts & entertainment	2	90	180	
104	110	第三届中国艺术节	Arts & entertainment	3	60	180	
105	112	昆明地区税法知识竞赛	Arts & entertainment	2	60	120	
106	113	开心蒙太奇走向世界	Arts & entertainment	14	20	280	
107	114	战旗杂技	Arts & entertainment	2	60	120	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
108	115	冲动十点	Arts & entertainment	12	60	720	
109	116	情系江南	Arts & entertainment	1	60	60	
110	117	97春城新年音乐会	Arts & entertainment	2	60	120	
111	118	98春城新年音乐会	Arts & entertainment	4	60	240	
112	119	大地之爱音乐会	Arts & entertainment	1	60	60	
113	120	吉他音乐会	Arts & entertainment	1	60	60	
114	121	军乐团音乐会	Arts & entertainment	2	60	120	
115	122	音乐风光	Arts & entertainment	1	60	60	
116	123	音乐西部带	Arts & entertainment	1	60	60	
117	124	大连时装模特表演	Arts & entertainment	1	20	20	
118	125	扬州时装表演	Arts & entertainment	1	60	60	
119	126	猴探长游西安	Arts & entertainment	1	60	60	
120	127	成都市少儿电视艺术团演出时况	Arts & entertainment	1	60	60	
121	128	快乐的星期天	Arts & entertainment	1	60	60	
122	129	扬州木偶艺术	Arts & entertainment	1	60	60	
123	130	家庭教育知识竞赛	Arts & entertainment	1	60	60	
124	131	科技工作者演讲竞赛	Arts & entertainment	2	60	120	
125	132	国防知识竞赛	Arts & entertainment	11	60	660	
126	133	识我名城 爱我昆明	Arts & entertainment	2	60	120	
127	134	家庭教育知识竞赛	Arts & entertainment	1	60	60	
128	135	昆明市"浮法杯"青年热门话题论辩赛	Arts & entertainment	4	60	240	
129	136	昆明市第四次人口普查知识竞赛	Arts & entertainment	1	60	60	
130	137	优生优育优教知识竞赛	Arts & entertainment	1	60	60	
131	138	市中医院护理竞赛	Arts & entertainment	1	20	20	
132	139	昆明市税法知识大赛	Arts & entertainment	1	60	60	
133	140	昆明地区儿童故事大赛	Arts & entertainment	1	60	60	
134	141	云南省业余通俗歌手比赛	Arts & entertainment	1	60	60	
135	142	广播新歌获奖群星演唱会	Arts & entertainment	2	60	120	
136	143	童心的旋律	Arts & entertainment	1	60	60	
137	144	香港歌星	Arts & entertainment	1	60	60	
138	145	电视剧《歌曲欣赏》	Arts & entertainment	1	60	60	
139	146	彭丽媛独唱音乐会	Arts & entertainment	1	60	60	
140	147	影视十佳歌手演唱会时况录像	Arts & entertainment	2	60	120	
141	148	88年金曲评选活动开幕式	Arts & entertainment	1	60	60	
142	149	校园之歌	Arts & entertainment	2	60	120	
143	150	庆祝中国共产党成立七十周年合唱决赛	Arts & entertainment	2	60	120	
144	151	每周一歌集锦	Arts & entertainment	2	60	120	
145	152	中国电视金曲	Arts & entertainment	2	60	120	
146	153	89年著名歌星演唱会	Arts & entertainment	1	60	60	
147	154	全国二十个城市OK大赛	Arts & entertainment	2	60	120	
148	155	小百灵在歌唱	Arts & entertainment	1	60	60	
149	156	90年太平洋明星演唱会	Arts & entertainment	1	60	60	
150	157	星星知我心—台湾歌手演唱会	Arts & entertainment	1	60	60	
151	158	奉献者之歌	Arts & entertainment	1	60	60	
152	159	时代音乐传扩网	Music	12	20	240	
153	160	节拍夏季音乐会	Music	1	60	60	
154	161	腾冲、张家坡	Documentary	1	20	20	
155	162	联贸广告底 计划免疫特技	Documentary	1	20	20	
156	163	西山、滇池、郑和公园	Documentary	1	20	20	
157	164	腾冲、华云	Documentary	1	20	20	
158	165	资料	Documentary	1	60	60	
159	166	资料	Documentary	11	20	220	
160	169	八运会素材	Documentary	1	20	20	
161	170	迪斯科舞等	Documentary	1	20	20	
162	171	重机厂：车间生产拍摄等	Documentary	1	20	20	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
163	172	台标、改革中的春城	Documentary	1	20	20	
164	173	资料	Documentary	2	20	40	
165	174	大观楼、海埂等等	Documentary	1	20	20	
166	175	《财运》、《冰火厂》等	Documentary	9	20	180	
167	177	资料带	Documentary	19	20	380	
168	178	栏目资料	Documentary	1	60	60	
169	179	昆明市第六次党代会	Documentary	2	60	120	
170	180	素材带	Documentary	16	20	320	
171	181	贺昆明台开播节目	Documentary	1	60	60	
172	184	昆明电视台建台资料	Documentary	1	20	20	
173	185	盘龙区人民政府城区改造指挥部	Documentary	1	20	20	
174	186	西山区	Documentary	1	20	20	
175	187	昆明企业教改会议在昆钢召开	Documentary	1	20	20	
176	188	南过境工地现场职大军训	Documentary	1	20	20	
177	189	武警总队新闻编辑带	Documentary	1	20	20	
178	190	字幕	Documentary	1	20	20	
179	191	素材带	Documentary	1	20	20	
180	192	嵩明县委宣传部	Documentary	1	60	60	
181	193	旅游类	Documentary	1	60	60	
182	194	路达公司法教育奖学金	Documentary	1	20	20	
183	195	五华区新系列	Documentary	1	60	60	
184	196	昆明消防支队专用带	Documentary	2	20	40	
185	197	南桥机工	Documentary	1	20	20	
186	198	台标片头	Documentary	1	20	20	
187	199	收看十四大召开	Documentary	1	20	20	
188	200	经委	Documentary	1	20	20	
189	201	武警总队	Documentary	1	20	20	
190	202	空军救灾车队	Documentary	1	20	20	
191	203	57医院新闻带	Documentary	1	20	20	
192	204	昆明市文学艺术联合电视部	Documentary	1	20	20	
193	205	嵩明县广播站	Documentary	1	60	60	
194	206	新闻工作带	Documentary	2	20	40	
195	207	外工科学	Documentary	1	20	20	
196	208	南站铁子	Documentary	1	20	20	
197	209	成后驻昆办事处	Documentary	1	20	20	
198	210	云南省农行	Documentary	1	20	20	
199	211	盘龙区教育局电视台	Documentary	1	20	20	
200	212	成都军区后勤部军事医疗研究所	Documentary	1	20	20	
201	213	泸沽湖旅游论证会	Documentary	1	20	20	
202	214	标注希望大厦	Documentary	1	20	20	
203	215	93商检局在昆明电视台	Documentary	1	60	60	
204	216	荧屏之友（雷若专用）	Documentary	1	20	20	
205	217	黑颈鹤 丽江地震	Documentary	1	20	20	
206	218	62.5胜利堂大会	Documentary	1	20	20	
207	219	电力行业技术比赛	Documentary	1	20	20	
208	220	徐志宏婚礼	Documentary	1	20	20	
209	221	昆明保险PICC	Documentary	1	20	20	
210	222	国际音乐配片带	Documentary	1	60	60	
211	223	配乐资料	Documentary	1	60	60	
212	225	新闻台标片头、彩条配片带	Documentary	1	20	20	
213	226	昆明电视台字幕专用带	Documentary	1	20	20	
214	228	昆明消防支队专用带	Documentary	1	20	20	
215	229	88电视节开幕	Documentary	4	60	240	
216	230	女性空间素材带	Documentary	1	20	20	
217	231	女性空间素材带	Documentary	12	60	720	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
218	232	台标	Documentary	1	30	30	
219	233	开播词	Documentary	1	30	30	
220	234	王信田看昆明新闻	Documentary	1	20	20	
221	235	音乐与素材	Documentary	1	60	60	
222	238	黑龙江	Special topic	1	20	20	
223	239	特警班长	Special topic	2	60	120	
224	240	亲爱的我该怎么办	Special topic	2	60	120	
225	241	盘龙区建区四十年成就展开幕	Special topic	1	20	20	
226	242	大地	Special topic	3	60	180	
227	243	三国梦	Special topic	4	60	240	
228	244	西部之春	Special topic	2	60	120	
229	245	我的世界	Special topic	9	30	270	
230	246	爱心世界	Special topic	9	30	270	
231	247	神奇的电影	Special topic	23	20	460	
232	248	影视传真	Special topic	75	60	4500	
233	249	外国电影介绍	Special topic	18	20	360	
234	250	法国电影	Special topic	34	30	1020	
235	251	全球影视连播	Special topic	56	30	1680	
236	252	艺苑采风	Special topic	30	30	900	
237	253	民族舞蹈专题	Special topic	24	20	480	
238	254	民间舞荟萃	Special topic	2	60	120	
239	255	今夜星光	Special topic	29	30	870	
240	256	黄金五分钟	Special topic	28	60	1680	
241	257	专题片	Special topic	1	60	60	
242	258	话说香港	Special topic	55	60	3300	
243	259	兵器大世界	Special topic	52	30	1560	
244	260	二战纪录片	Special topic	34	60	2040	
245	261	话说香港基本法	Special topic	50	30	1500	
246	262	谍海探索	Special topic	8	30	240	
247	263	百年风流	Special topic	40	30	1200	
248	264	特种部队	Special topic	25	30	750	
249	265	极限争战	Special topic	10	60	600	
250	266	冒险者	Special topic	26	30	780	
251	267	世纪聚焦	Special topic	18	30	540	
252	268	神奇的邮票	Special topic	4	30	120	
253	269	长征组歌	Special topic	10	30	300	
254	270	精选	Special topic	2	60	120	
255	271	心理时间	Special topic	20	60	1200	
256	272	FTV—中国心情电视	Special topic	39	20	780	
257	273	九洲综艺	Special topic	12	60	720	
258	274	香港一百题	Special topic	100	30	3000	
259	275	中华之门	Special topic	8	30	240	
260	276	大潮	Special topic	16	60	960	
261	277	世界万花筒	Special topic	52	30	1560	
262	278	中华影视名人寻访录	Special topic	29	60	1740	
263	279	东方视点	Special topic	54	30	1620	
264	280	新中国外交	Special topic	26	30	780	
265	281	开国将帅话开国	Special topic	20	20	400	
266	282	美国电视一瞥	Special topic	1	60	60	
267	283	走进澳门	Special topic	50	60	3000	
268	284	共和国	Special topic	18	30	540	
269	285	今日澳门人	Special topic	30	30	900	
270	286	世纪钟声	Special topic	19	60	1140	
271	287	新中国	Special topic	23	60	1380	
272	288	光辉的历程	Special topic	22	60	1320	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
273	289	中华之剑	Special topic	6	60	360	
274	290	中国道教圣地	Special topic	30	30	900	
275	291	乐土古乐	Special topic	1	60	60	
276	292	千古之迷	Special topic	1	60	60	
277	293	东方视点	Special topic	30	60	1800	
278	294	自然与文明	Special topic	11	60	660	
279	295	20世纪战争解密	Special topic	17	60	1020	
280	296	国典春秋	Special topic	5	60	300	
281	297	最后的马帮	Special topic	4	60	240	
282	298	当代中国京剧	Special topic	10	60	600	
283	299	迎香港回归录像	Special topic	17	60	1020	
284	300	中华文明五千年	Special topic	12	60	720	
285	301	共产党宣言	Special topic	2	60	120	
286	302	无名英雄	Special topic	8	60	480	
287	303	伟大的旗帜	Special topic	18	30	540	
288	304	真武庙二条	Special topic	13	60	780	
289	305	陈毅	Special topic	9	60	540	
290	306	新中国外交	Special topic	4	30	120	
291	307	人生在线	Special topic	20	60	1200	
292	308	女人故事	Special topic	35	60	2100	
293	309	雄风中国心	Special topic	11	60	660	
294	310	奇趣大自然	Special topic	260	60	15600	
295	311	神秘的地方	Special topic	26	20	520	
296	312	儿童趣味拼音	Special topic	12	30	360	
297	1	资料	Documentary	84	30	2520	
298	2	资料	Documentary	2	44	88	
299	3	资料	Documentary	2	47	47	
300	4	资料	Documentary	78	20	1560	
301	6	资料	Documentary	1	90	90	
302	7	和晓燕资料	Documentary	1	60	60	
303	8	资料	Documentary	1	60	120	
304	9	资料	Documentary	2	52	104	
305	10	资料	Documentary	2	50	100	
306	11	瑞士	Documentary	1	60	60	
307	12	世界舞蹈史	Documentary	6	20	120	
308	13	海天佛国普陀山	Documentary	1	60	60	
309	14	光明净土——峨眉山	Documentary	1	60	60	
310	15	菲律宾资料	Documentary	1	60	60	
311	16	资料	Documentary	42	180	7560	
312	17	资料	Documentary	76	60	4560	
313	18	资料	Documentary	38	60	2280	
314	19	卫视五星坛	Documentary	1	38	38	
315	20	垫片	Documentary	3	50	150	
316	21	台庆片	Documentary	4	10	40	
317	22	播音员资料	Documentary	1	180	180	
318	23	资料	Documentary	2	50	100	
319	24	睡美人	Documentary	2	74	148	
320	25	资料垫片	Documentary	1	60	60	
321	26	555国际	Special topic	1	36	36	
322	27	龙狮煌辉	Special topic	1	45	45	
323	28	泪血罂粟花	Special topic	2	45	90	
324	29	让历史告诉未来	Special topic	1	50	50	
325	30	新闻故事	Special topic	68	15	1020	
326	31	冒险世界	Special topic	2	45	90	
327	32	运动与发现	Special topic	2	45	90	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
328	33	自然与文明	Special topic	2	45	90	[illegible]
329	34	运动与挑战	Special topic	2	45	90	
330	35	吃人的野生动物	Special topic	6	20	120	
331	36	地球报告	Special topic	56	24	1344	
332	37	每周世界风云	Special topic	61	30	1830	
333	38	国际时尚	Special topic	14	30	420	
334	39	地理与文化	Special topic	9	48	432	
335	40	笑笑小电影	Special topic	1	40	40	
336	41	阳光先生	Special topic	4	25	100	
337	42	班尼黑尔	Special topic	5	30	150	
338	43	时装星球	Special topic	2	26	52	
339	44	健康与教育	Special topic	6	20	120	
340	45	我的祖国我的中国心	Special topic	1	120	120	
341	46	廉政的思考	Special topic	1	90	90	
342	47	无名英雄	Special topic	10	90	900	
343	48	让你的容貌更具风采	Special topic	1	90	90	
344	49	世界名人传记	Special topic	28	40	280	
345	50	中华瑰宝之板功法	Special topic	1	90	90	
346	51	中外服饰博览	Special topic	1	80	80	
347	52	军旗下的少年	Special topic	1	18	18	
348	53	碟圣	Special topic	1	90	90	
349	54	世界名模时装表演	Special topic	3	90	270	
350	55	全国电子琴精粹	Special topic	2	90	180	
351	56	高原不会忘记	Special topic	1	9	9	
352	57	望鹤山展宏图	Special topic	1	13	13	
353	58	千年走闽粤	Special topic	23	15	345	
354	59	毛泽东在长沙	Special topic	20	18	360	
355	60	金盾在危难中闪光	Special topic	6	22	132	
356	61	国防时事半月谈	Special topic	8	15	120	
357	62	神州第一街	Special topic	42	25	1050	
358	63	当代共产党人	Special topic	18	15	270	
359	65	上下五千年	Special topic	60	24	1440	
360	66	人性的较量	Special topic	10	25	250	
361	67	生命在你手中	Special topic	52	50	2600	
362	68	东视经典	Special topic	106	25	2650	
363	69	中华影视名人访谈	Special topic	22	10	220	
364	70	跨越2000年	Special topic	153	15	2295	
365	71	沂蒙九章	Special topic	24	15	360	
366	72	科幻电影与未来时代	Special topic	52	18	936	
367	73	每周一书	Special topic	30	10	300	
368	74	美国晚间电视文摘	Special topic	216	20	4320	
369	75	十佳节目主持人评比节目	Special topic	60	13	780	
370	77	顶新世界	Special topic	52	27	1404	
371	78	新闻故事	Special topic	256	13	3328	
372	79	冒险世界	Special topic	42	54	2268	
373	80	神勇飞鹰	Special topic	13	46	598	
374	81	往日如歌	Special topic	48	10	480	
375	82	环球走廊	Special topic	36	27	972	
376	83	环球	Special topic	68	27	1836	
377	84	花花世界	Special topic	50	20	1000	
378	85	半月时事答疑	Special topic	9	17	153	
379	86	新意识形态文化	Special topic	26	25	650	
380	88	家庭益友	Special topic	12	50	600	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
381	89	人体艺术	Special topic	4	50	200	
382	97	大卫飞跃魔幻星空	Special topic	6	25	150	
383	87	生活常识大赛	Feature	37	28	1036	
384	90	你拍我拍他拍	Feature	20	10	200	
385	91	奇妙新空间	Feature	50	10	500	
386	92	自强之路	Feature	8	28	224	
387	93	五龙五星五洲贺丰年	Feature	10	15	150	
388	94	角色魅力 明星风采	Feature	30	18	540	
389	95	综艺3000	Feature	13	47	611	
390	96	精彩与幽默	Feature	13	20	2600	
391	98	魔幻一刻	Feature	24	20	48	
392	99	中国杂技	Feature	10	50	500	
393	100	音乐与电影	Feature	36	15	540	
394	101	今日影视	Feature	26	28	728	
395	102	车迷世界	Feature	234	20	4680	
396	103	汽车博士	Feature	20	10	200	*
397	104	环宇生趣	Feature	20	26	520	
398	105	地球奥妙	Feature	7	55	385	
399	106	科技大视野	Feature	8	50	40	
400	107	蛇的王国	Feature	1	50	50	
401	108	未来电视	Feature	1	50	50	
402	109	永远难忘的动物世界	Feature	3	15	45	
403	110	电脑时代	Feature	8	25	200	
404	111	新的动物世界	Feature	6	27	162	
405	112	时装	Feature	3	30	90	*
406	113	时尚放送	Feature	192	22	4224	
407	114	银屏宠儿	Feature	10	22	220	
408	115	美国电视频道精选	Feature	96	24	2304	
409	116	世界名模服装表演荟萃	Feature	21	15	315	
410	117	时尚装苑	Feature	40	25	1000	
411	118	时尚杂志	Feature	52	12	624	
412	119	95米兰秋冬时装	Feature	5	50	250	
413	120	95米兰春夏时装	Feature	4	50	200	
414	121	95巴黎米兰秋冬时装	Feature	3	50	150	
415	122	95巴黎春夏时装	Feature	3	50	150	*
416	123	95巴黎秋冬时装	Feature	4	50	200	
417	124	96巴黎春夏时装	Feature	5	50	250	
418	125	95米兰春夏时装	Feature	4	50	200	
419	126	95兄弟杯时装大赛	Feature	2	50	100	
420	127	96服装服饰	Feature	7	50	450	
421	128	时装荟萃	Feature	28	50	1400	
422	129	中美时装	Feature	2	50	100	
423	130	潮流一派	Feature	78	15	1170	
424	131	时装快讯	Feature	12	25	300	
425	132	时装	Feature	13	50	650	
426	133	幽默剧场	Feature	128	25	3200	
427	134	家庭滑稽录像	Feature	3	50	150	
428	135	洋相大观	Feature	20	15	300	
429	136	尴尬时刻	Feature	32	25	800	
430	137	班尼黑尔	Feature	4	60	240	
431	138	皇宫盗宝	Feature	180	19	3420	
432	139	东方歌舞	Feature	2	50	100	
433	140	歌舞专题片	Feature	7	50	350	
434	141	城市金曲	Feature	35	50	1750	
435	142	评书	Feature	171	20	3420	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
436	143	吕四娘刺雍正	Feature	100	19	1900	
437	144	张学良外传	Feature	150	20	3000	
438	145	郑成功	Feature	9	19	171	
439	146	金钱游戏	Feature	76	50	380	
440	147	环球迷影	Feature	42	25	1050	
441	148	欧美来风	Feature	42	25	1050	
442	149	漫步地球	Feature	36	15	540	
443	150	上海监狱记实	Feature	10	20	200	
444	151	国际烹饪	Feature	21	14	294	
445	152	学烧中国菜	Feature	2	60	120	
446	153	子弟兵老百姓	Feature	4	50	200	
447	154	外国文艺——影城好莱坞	Feature	1	50	50	
448	155	麦克斯的烦恼	Feature	6	22	132	
449	156	神圣的使命	Feature	1	16	16	
450	157	宠物给宠物护理	Feature	1	50	50	
451	158	龙的传人	Feature	1	40	40	
452	159	刘少奇	Feature	1	33	33	
453	160	安得广厦千万间	Feature	1	20	20	
454	161	访美见闻	Feature	1	60	60	
455	162	北京路的旧貌	Feature	1	50	50	
456	163	摩洛哥代表团访问昆明	Feature	1	50	50	
457	164	子弟兵老百姓开播	Feature	1	50	50	
458	165	相会在世春	Feature	1	50	50	
459	166	吴晗拍摄记	Feature	1	50	50	
460	167	大西南	Feature	2	50	100	
461	168	十年潮	Feature	2	50	100	
462	169	三国梦	Feature	1	50	50	
463	170	人和大地	Feature	2	25	50	
464	171	百事可乐中文排行榜	Feature	1	43	43	
465	172	再铸辉煌	Feature	1	15	15	
466	173	河海渔女	Feature	1	50	50	
467	174	心理时间	Feature	10	45	450	
468	175	美国晚间文艺	Feature	6	17	102	
469	176	红钾银花	Feature	3	10	30	
470	177	影视精品屋	Feature	1	60	60	
471	178	影视精品屋信仰纷争/军帝国玩偶	Feature	2	60	60	
472	179	影视精品屋问明月/孩子们的谎言	Feature	2	60	60	
473	180	丝巾的魅力	Feature	1	120	120	
474	181	迪斯尼冰山逍遥	Feature	1	60	60	
475	182	东南胜境——九华山	Feature	1	60	60	
476	183	五台山	Feature	1	60	60	
477	184	大自然	Feature	1	60	60	
478	185	世界自然保护区	Feature	2	21	42	
479	186	夏威夷自由冲浪	Feature	1	56	56	
480	187	中华之剑	Feature	2	45	90	
481	188	世博英语300句	Feature	1	60	60	
482	189	美国名城洛杉矶	Feature	1	60	60	
483	190	婚姻法	Feature	2	30	60	
484	191	新华纵横的专题片	Feature	88	15	1320	
485	192	健康教育	Feature	1	30	30	
486	193	世界优秀喜剧影片片段荟萃	Feature	1	120	120	
487	194	祠碑	Feature	2	36	72	
488	195	法国希腊	Feature	1	60	60	
489	196	瑞典	Feature	1	60	60	
490	197	红绿灯专题片	Feature	12	45	540	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
491	198	摄影专题片	Feature	6	60	360	
492	199	世界优秀喜剧电影片段精粹	Feature	14	30	420	
493	200	超级战斗直升机揭秘	Feature	1	30	30	
494	201	辣身舞	Feature	1	75	75	
495	202	水之星摩芙德	Feature	1	8	8	
496	203	中国电影大视野	Feature	4	30	120	
497	204	解放	Feature	8	60	480	
498	205	跟我学电脑	Feature	1	60	60	
499	206	母子健身操	Feature	1	80	80	
500	207	跟我学小霸王	Feature	1	120	120	
501	208	九亿农民健康教育	Feature	1	120	120	
502	209	世界国旗一览	Feature	1	120	120	
503	210	幼儿韵律操	Feature	1	120	120	
504	211	现代战争尖端武器	Feature	6	120	720	
505	212	幽默体育专题片动画片	Feature	3	20	60	
506	213	寻宝专题片	Feature	6	58	660	
507	214	中华之剑	Feature	2	40	80	
508	215	夏威夷自由冲浪	Feature	1	50	50	
509	216	专题片资料	Feature	16	49	786	
510	217	星期五大展播	Feature	1	54	54	
511	218	水之星专辑	Feature	1	7	7	
512	219	走遍美国	Feature	2	27	52	
513	220	豫园	Feature	1	60	60	
514	221	世界名人传奇	Feature	12	20	240	
515	222	地理与文化	Feature	3	49	147	
516	223	儿童舞蹈基本功教程	Feature	1	60	60	
517	224	地球的奥秘	Feature	1	80	80	
518	225	跟我学电脑	Feature	6	60	360	
519	226	婚姻法	Feature	2	60	120	
520	227	西方海军战机揭秘	Feature	2	45	90	
521	228	普通话发音	Feature	3	100	300	
522	229	外国影视专题片	Feature	124	94	11656	
523	230	世界广告汇编	Feature	3	100	300	
524	231	惊现专题片	Feature	16	45	720	
525	232	世界人物	Feature	7	90	630	
526	233	动物专题片	Feature	20	45	900	
527	234	好莱坞新闻眼	Feature	3	40	120	
528	235	笑笑小电影	Feature	1	25	25	
529	236	香城歌星大奖赛	Arts & entertainment	2	58	116	
530	237	俄罗斯芭蕾舞团演出	Arts & entertainment	1	60	60	
531	238	云南民族歌舞集锦	Arts & entertainment	2	68	136	
532	239	东北三省文艺	Arts & entertainment	1	59	59	
533	240	苏黎世乐团访昆演出	Arts & entertainment	1	60	60	
534	241	89年徐小凤演唱会	Arts & entertainment	1	70	70	
535	242	张学友演唱会	Arts & entertainment	1	80	80	
536	243	校园歌集	Arts & entertainment	1	70	70	
537	244	93劲歌颁奖典礼	Arts & entertainment	1	80	80	
538	245	第三届金鸡百花奖	Arts & entertainment	1	80	80	
539	246	爱情家庭婚姻	Arts & entertainment	1	70	70	
540	247	陈慧娴演唱会	Arts & entertainment	1	80	80	
541	248	555贺岁舞龙表演	Arts & entertainment	1	30	30	
542	249	音乐潮	Arts & entertainment	22	35	770	
543	250	嗓音的保护与歌唱	Arts & entertainment	1	120	240	
544	251	电子琴考级曲目	Arts & entertainment	1	120	120	
545	252	65届奥斯卡颁奖精选	Arts & entertainment	1	60	60	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
546	253	67届奥斯卡颁奖晚会	Arts & entertainment	2	88	176	
547	254	共铸金桥文艺晚会	Arts & entertainment	1	120	120	
548	255	MTV情歌会	Arts & entertainment	1	120	120	
549	256	北广40年文艺晚会	Arts & entertainment	1	120	120	
550	257	MTV	Arts & entertainment	1	60	60	
551	258	教师节晚会	Arts & entertainment	1	106	106	
552	259	文艺	Arts & entertainment	1	90	90	
553	260	古船·女人·网	Arts & entertainment	1	36	36	
554	261	南极与人类	Arts & entertainment	1	60	60	
555	262	奥斯卡颁奖典礼	Arts & entertainment	1	120	120	
556	263	群星演唱会	Arts & entertainment	1	60	60	
557	264	成方圆独唱会	Arts & entertainment	1	50	50	
558	265	国语歌曲精选	Arts & entertainment	1	60	60	
559	266	刘德华演唱会	Arts & entertainment	3	94	282	
560	267	林青霞写真	Arts & entertainment	1	81	81	
561	268	MTV儿童歌曲	Arts & entertainment	3	60	180	
562	269	亚洲音乐雷达网	Arts & entertainment	4	30	120	
563	270	邓丽君专辑	Arts & entertainment	1	120	120	
564	271	第二届中国长春电影界开幕式	Arts & entertainment	1	41	41	
565	272	张国荣告别歌坛演唱会	Arts & entertainment	2	60	120	
566	273	童安格专辑	Arts & entertainment	1	85	85	
567	274	二胡专辑	Arts & entertainment	2	30	60	
568	275	音乐潮	Arts & entertainment	20	20	400	
569	276	十大中文金曲颁奖	Arts & entertainment	2	60	120	
570	277	张艺谋与巩俐	Arts & entertainment	1	45	45	
571	278	梅艳芳巴西热浪嘉年华	Arts & entertainment	1	55	55	
572	279	长春电影节银河晚会	Arts & entertainment	1	120	120	
573	280	邓丽君专辑	Arts & entertainment	1	120	120	
574	281	莫扎特音乐会	Arts & entertainment	1	150	150	
575	282	MTV	Arts & entertainment	1	90	90	
576	283	12届亚运会开幕式	Arts & entertainment	1	20	20	
577	284	世纪明星录	Arts & entertainment	1	50	50	
578	285	世界名模时装表演荟萃	Arts & entertainment	2	60	120	
579	286	91年香港国际时装周	Arts & entertainment	1	89	89	
580	287	世界选美	Arts & entertainment	1	60	60	
581	288	梦幻曲	Arts & entertainment	1	60	60	
582	289	MTV一族	Arts & entertainment	3	40	120	
583	290	大众健身法	Sports	10	5	50	
584	291	挑战者	Sports	9	20	180	
585	292	大众健身操	Sports	1	60	60	
586	293	舞蹈健美操	Sports	1	60	60	
587	294	体育欣赏	Sports	2	20	40	
588	295	体育欣赏	Sports	9	15	135	
589	296	中国马礼堂养气功	Sports	1	120	120	
590	297	体育欣赏	Sports	28	60	1680	
591	298	大众健身操	Sports	4	30	120	
592	299	大众健美操	Sports	1	60	60	
593	300	世界巨星风采	Special topic	1	109	109	
594	301	小星竞技	Special topic	28	28	56	
595	302	大趋势	Special topic	11	11	55	
596	303	生活天地	Special topic	33	33	66	
597	304	衡阳电视台	Special topic	1	45	45	
598	305	肉摊上的启示	Special topic	1	45	45	
599	306	四川浙规风光	Special topic	1	45	45	
600	307	南通电视台	Special topic	1	45	45	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
601	308	花炮	Special topic	1	59	59	
602	309	玉蟾功	Special topic	1	14	14	
603	310	楚大结局	Special topic	1	24	24	
604	311	娱乐快讯	Special topic	2	20	40	
605	312	下周银幕	Special topic	1	15	15	
606	314	31届金马奖	Special topic	1	80	80	
607	315	体育欣赏	Special topic	3	80	240	
608	316	国语歌曲	Special topic	1	80	80	
609	317	国际商贸英语	Special topic	22	60	1320	
610	318	MTV学英语	Special topic	153	55	8415	
611	319	节目预告	Special topic	2	2	4	
612	320	MTV光荣榜	Special topic	61	45	2745	
613	321	信息传奇	Special topic	7	12	84	
614	322	垫片	Special topic	6	50	300	
615	323	萤屏之友	Special topic	10	60	600	*
616	324	新动物世界	Special topic	36	41	1480	
617	325	吃人的野生动物	Special topic	6	15	80	
618	326	自行八万里	Special topic	52	44	2288	
619	327	地球报告	Special topic	52	22	1144	
620	328	每周世界风云	Special topic	13	30	390	
621	329	东方星辰	Special topic	100	28	2800	
622	330	电脑时代	Special topic	16	27	220	
623	331	世界危险及濒绝动物	Special topic	14	23	164	*
624	332	请跟我来	Special topic	25	50	1250	
625	333	摔角	Special topic	26	50	1300	
626	334	世界体育运动猎奇	Special topic	75	47	663	
627	335	金牌看台	Special topic	11	48	531	
628	337	拳击	Special topic	42	50	2100	
629	338	奔向亚特兰大	Special topic	18	30	270	
630	339	美的瞬间	Special topic	21	35	180	
631	340	体操	Special topic	40	50	2000	*
632	341	欧米加帆船大奖赛	Special topic	30	20	600	
633	342	世界体育精选	Special topic	24	50	1200	
634	343	学跳交谊舞	Special topic	29	50	1450	
635	344	宝岛风情画	Special topic	52	18	936	
636	345	海外博览	Special topic	150	25	3750	
637	346	365个夜	Special topic	171	20	3420	
638	347	综艺3000	Special topic	35	50	1750	
639	348	欢乐家庭	Special topic	8	25	200	
640	349	有线娱乐城	Special topic	17	50	850	
641	350	明星天地	Special topic	62	20	1240	
642	351	环球娱乐圈	Special topic	66	26	1716	
643	352	服装裁剪	Special topic	14	25	350	
644	353	时装荟萃	Special topic	2	35	70	
645	354	服装	Special topic	36	15	540	
646	355	电影城	Special topic	1	50	50	
647	356	子弟兵老百姓	Special topic	7	15	105	
648	357	歌星	Special topic	1	50	50	
649	358	周末影院	Special topic	3	60	180	
650	359	子弟兵老百姓	Special topic	10	30	300	
651	360	时尚站点	Special topic	15	20	300	
652	361	荧屏之友	Special topic	44	20	880	
653	362	明视空间站	Special topic	32	20	640	
654	363	春城警视	Special topic	6	15	90	
655	364	明视生活站点	Special topic	24	20	480	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
656	365	法治站点	Special topic	2	20	40	
657	366	生活时空	Special topic	27	20	540	
658	367	今日时尚	Special topic	4	20	80	
659	368	生活杂志	Special topic	10	20	200	
660	369	斗南花香	Special topic	2	20	40	
661	370	新加坡散记	Special topic	1	60	60	
662	371	洗失人（新闻播出带）	Special topic	6	60	360	
663	372	世界人物	Special topic	4	50	200	
664	373	全脑速读记忆法	Special topic	2	120	120	
665	374	希望之鸽	Special topic	2	52	104	
666	375	儿童游戏数学	Special topic	1	60	60	
667	376	世界电视广告汇编	Special topic	2	60	120	
668	377	世界选美	Special topic	4	60	240	
669	378	健康与教育	Special topic	2	110	220	
670	379	澳洲大堡礁	Special topic	1	40	40	
671	380	诗歌画	Special topic	4	60	240	
672	381	娃娃学猜谜	Special topic	1	60	60	
673	382	健康教育	Special topic	6	10	60	
674	383	电影与电影人	Special topic	2	60	120	
675	384	中央音乐学院手风琴考级	Special topic	1	60	60	
676	385	日常英语	Special topic	1	5	5	
677	386	情趣动物	Special topic	1	60	60	
678	387	毛毛与电子琴	Special topic	1	60	60	
679	388	国色天香	Special topic	1	84	84	
680	389	太平洋的呼唤	Special topic	1	60	60	
681	390	九一香港国际时装周	Special topic	1	180	180	
682	391	全国高考优秀作文精选	Special topic	1	60	60	
683	392	中国长寿功	Special topic	1	120	120	
684	393	音乐	Special topic	1	60	60	
685	394	舞蹈健美操	Special topic	1	15	15	
686	395	好莱坞新闻眼	Special topic	2	60	120	
687	396	泪洒好莱坞	Special topic	1	75	75	
688	397	客房与宴会厅服务	Special topic	1	80	80	
689	398	家用电脑教程	Special topic	2	54	108	
690	400	国标舞入门	Special topic	1	60	60	
691	401	宠物训练——狗	Special topic	2	80	160	
692	402	现代拉丁舞速成	Special topic	1	60	60	
693	403	欧美优秀摇滚歌曲	Special topic	1	60	60	
694	404	走遍美国	Special topic	7	80	560	
695	405	人与自然	Special topic	10	30	300	
696	406	情趣动物	Special topic	27	30	810	
697	407	金牌看台	Special topic	5	50	250	
698	408	诗歌画	Special topic	2	50	100	
699	409	环球大观	Special topic	4	20	80	
700	410	电子琴考级曲目	Special topic	1	60	60	
701	411	儿童舞蹈教学	Special topic	1	80	80	
702	413	手风琴考级曲目	Special topic	2	60	120	
703	414	中年减肥与健美	Special topic	1	60	60	
704	415	录像拍摄基础	Special topic	1	80	80	
705	416	跟我学做韵律操	Special topic	1	30	30	
706	417	小学生课文精选	Special topic	1	30	30	
707	418	家庭自我美容法	Special topic	1	30	30	
708	419	海外影视金曲精华	Special topic	1	60	60	
709	420	魔术入门	Special topic	1	30	30	
710	421	太极基本功	Special topic	1	30	30	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
711	422	儿童英语	Special topic	1	52	52	
712	423	中国宴席冷拼雕刻法	Special topic	1	60	60	
713	424	中国马礼堂养气功	Special topic	5	19	95	
714	425	怎样辅导儿童画画	Special topic	2	100	200	
715	426	视唱练耳	Special topic	2	30	60	
716	427	美容美发技巧	Special topic	2	60	120	
717	428	婴儿家庭护理	Special topic	1	30	30	
718	429	儿童游戏数学	Special topic	1	20	20	
719	430	健康与教育	Special topic	1	30	30	
720	431	钓鱼趣谈	Special topic	15	20	300	
721	432	虹云阿姨教拼音	Special topic	2	30	60	
722	433	爱情·婚姻·家庭	Special topic	1	20	20	
723	437	蛤蟆奇传	Special topic	5	25	75	
724	438	走出非洲	Special topic	1	54	54	
725	439	宋大明摄影技术作品	Special topic	1	60	60	
726	441	来自瓜乡的歌	Special topic	1	120	120	
727	444	慧子美容术	Special topic	1	60	60	
728	5	2004省广电奖获奖作品	Documentary	3	30	90	
729	6	走过20年（1985-2005）昆明	Documentary	3	30	90	
730	7	昆明电视台建台20周年文艺晚会	Documentary	1	90	90	
731	9	春天	Documentary	1	30	30	
732	10	茶花奖	Documentary	1	30	30	
733	15	暑假的日子	Feature	1	27	27	
734	16	农村防非典科普问答	Feature	1	27	27	
735	17	"非典"预防知识解答	Feature	24	27	648	
736	18	禅房花木深	Feature	1	28	28	
737	19	寻找香格里拉	Feature	1	18	18	
738	20	创新造辉煌都市时报改革纪实	Feature	1	28	28	
739	21	《电视新见面》特别节目	Feature	1	64	64	
740	25	跨越	Feature	1	60	60	
741	26	百年老校：根深叶茂	Feature	1	30	30	
742	29	奋进（定版）	Feature	1	60	60	
743	34	驼峰天使	Feature	1	29	29	
744	35	蓄势待发新官渡	Feature	1	30	30	
745	36	春城昆明	Feature	1	45	45	
746	37	昆明民族风情掠影	Feature	1	60	60	
747	38	中国儿童慈善活动日	Feature	1	30	30	
748	39	有线电视台祝贺片	Feature	1	30	30	
749	40	走过宜良	Feature	1	30	30	
750	41	"三十而立"之和自己赛跑的人	Feature	1	15	15	
751	42	实施环湖截流实现环湖生态	Feature	1	15	15	
752	43	大手笔绘宏伟蓝图	Feature	1	15	15	
753	44	倮倮和他的汽车情结	Feature	1	15	15	
754	45	走过彩谷	Feature	1	15	15	
755	46	生活全接触	Feature	1	15	15	
756	47	非典预防知识特别节目回顾	Feature	1	60	60	
757	48	奉献，在那遥远的地方	Feature	3	28	84	
758	49	法制在线——骨灰净	Feature	1	15	15	
759	50	健康人生	Feature	1	30	30	
760	51	建设现代新昆明	Feature	1	30	30	
761	52	非常时期非常关怀	Feature	1	15	15	
762	53	法制在线——诈骗电费	Feature	1	15	15	
763	54	《热力15分》搞非典特辑	Feature	1	15	15	
764	55	《绿色呼唤》	Feature	1	30	30	
765	56	农村防治非典科普	Feature	1	24	24	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
766	57	《永远的山那边》	Feature	1	29	29	
767	58	《悠悠葫芦情》	Feature	1	29	29	
768	59	《因为爱所以爱》	Feature	1	29	29	
769	60	《劳动光荣》	Feature	1	29	29	
770	61	《琴弦上的岁月》	Feature	1	29	29	
771	62	《为环保出一份力》	Feature	1	29	29	
772	63	《的歌李永生》	Feature	1	29	29	
773	64	《演出》	Feature	1	20	20	
774	65	《交警-完成的生日》	Feature	1	20	20	
775	66	《极至人生-林雨》	Feature	1	20	20	
776	67	《女帅男兵》	Feature	1	20	20	
777	68	《长寿明星》	Feature	1	20	20	
778	69	《情愫》	Feature	1	20	20	
779	70	《劳动者》	Feature	1	20	20	
780	71	《非常体验-李建平》	Feature	1	20	20	
781	72	《宋楠男》	Feature	1	20	20	
782	73	《激情创业》	Feature	1	20	20	
783	74	《我和四叔聂耳》	Feature	1	20	20	
784	75	《露天电影》	Feature	1	20	20	
785	76	《难忘的岁月》	Feature	1	20	20	
786	77	《春华写人生》	Feature	1	20	20	
787	78	《水运人上》	Feature	1	20	20	
788	79	《纳西骄子李群杰》	Feature	1	20	20	
789	80	《快乐老人苏敏》	Feature	1	20	20	
790	81	《大山的儿子》	Feature	1	20	20	
791	82	《环卫工人-张先贵》	Feature	1	20	20	
792	83	《山路》	Feature	1	20	20	
793	84	《水运人》	Feature	1	20	20	
794	85	《人鸥情未了》	Feature	1	20	20	
795	86	《小伟的马拉松》	Feature	1	20	20	
796	87	《一路有你》	Feature	1	20	20	
797	88	《老玉溪的烦恼》	Feature	1	20	20	
798	89	《心愿-玉童》	Feature	1	20	20	
799	90	《提亲姐妹花》	Feature	1	20	20	
800	91	《书中旅行者》	Feature	1	20	20	
801	92	《不一样的舞台》	Feature	1	20	20	
802	93	《生命的色彩》	Feature	1	20	20	
803	94	《布农玲》	Feature	1	20	20	
804	95	《甚留甘露献人间》	Feature	1	20	20	
805	96	《彝族之鹰》	Feature	1	20	20	
806	97	《我的黑白键之恋》	Feature	1	20	20	
807	98	《跨越》	Feature	1	20	20	
808	99	昆明故事	Feature	1	35	35	
809	101	城市典藏（大型节目）	Feature	3	60	180	
810	102	中高考热线特别节目	Feature	1	90	90	
811	103	西部产业博览会	Documentary	1	30	30	
812	104	中国昆明	Documentary	1	30	30	
813	105	昆明城市形象片	Documentary	1	30	30	
814	106	昆明电视台台标	Documentary	1	60	60	
815	107	台宣传片	Documentary	1	10	10	
816	108	台庆晚会对台祝贺	Documentary	18	30	540	
817	109	台庆晚会对台祝贺	Documentary	7	5	35	
818	110	台庆晚会对台祝贺	Documentary	1	10	10	
819	111	台庆晚会对台祝贺	Documentary	3	30	90	
820	112	台庆晚会对台祝贺	Documentary	1	60	60	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
821	114	《kiss》《茶》	Documentary	1	30	30	
822	115	2005年新春祝贺片	Documentary	1	30	30	
823	116	昆明电视台总片头	Documentary	1	30	30	
824	117	公共频道宣传片	Documentary	1	30	30	
825	118	2005城市电视台频道宣传片	Documentary	1	40	40	
826	119	资讯快报	News	1	30	30	
827	120	《魅力星空》晚会	Arts & entertainment	1	90	90	
828	121	《2004魅力星空》颁奖晚会	Arts & entertainment	1	90	90	
829	123	《绽放的昆明》（晚会）	Arts & entertainment	2	60	120	*
830	128	茶花奖晚会、安宁晚会	Arts & entertainment	3	60	180	
831	146	影视互动站成立联谊会一、二	Documentary	2	28	56	
832	147	大型节目部工作镜头一、二	Documentary	2	29	58	
833	150	美在花城（彩排、决赛）	Documentary	2	28	56	
834	151	昆明电视台台志编写座谈会	Documentary	1	27	27	
835	152	大型节目部《超级模特》	Documentary	1	27	27	
836	153	大型节目部《美在花城》	Documentary	5	27	135	
837	154	《渔水情》双拥晚会排练	Documentary	1	27	27	
838	155	三下乡，主持人呈贡演出	Documentary	1	28	28	*
839	156	《欢乐家庭闹元宵》晚会排练	Documentary	1	28	28	
840	158	市委领导到台调研	Documentary	1	28	28	
841	160	"祖国颂"职工合唱	Documentary	3	28	84	
842	164	中国国际形象片展拍摄带	Documentary	3	30	90	
843	165	昆明电视台领导前往小水井村捐款	Documentary	1	30	30	
844	167	市宣传部长到新闻中心视察	Documentary	1	30	30	
845	170	2004年度下半年优秀节（栏）目评奖会	Documentary	2	30	60	
846	171	2004年度表彰大会	Documentary	1	30	30	
847	172	《走过从前资料》	Documentary	7	30	210	*
848	174	台庆晚会资料	Documentary	1	90	90	
849	454	生活全接触	Special topic	1	15	15	
850	455	醉太阳	Special topic	1	10	10	
851	456	瞬间境界	Special topic	1	15	15	
852	457	闲话百说	Special topic	1	30	30	
853	458	晚间说事	Special topic	7	30	210	
854	466	2007年社区时空	Special topic	231	20	4620	
855	467	2007年云岭先锋	Special topic	24	10	240	
856	468	2007年政协之窗	Special topic	18	10	180	
857	471	电视新见面	Special topic	13	60	780	
858	472	城市典藏	Special topic	1	60	60	
859	473	说法	Special topic	1	60	60	
860	474	永志不忘	Special topic	1	60	60	
861	475	新新潮太奇	Special topic	37	30	1110	
		Total					

本协议经双方之授权代表于文首所示之日签署，以昭信守。

昆明电视台
（公章）

签署：
姓名：罗苏华
职务：
日期：2008.8.11

昆明泰视信息动漫有限公司
（公章）

签署：
姓名：罗苏华
职务：
日期：2008.8.11